UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2006


                           Family Dollar Stores, Inc.
               (Exact name of registrant as specified in charter)




          Delaware                     1-6807                    56-0942963
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
      of Incorporation)              File Number)            Identification No.)


P.O. Box 1017, 10401 Monroe Road
Charlotte, North Carolina                                         28201-1017
(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code: (704) 847-6961



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of Directors;
           Appointment of Principal Officers.

(d) On April 11, 2006, the Board of Directors (the "Board") of Family Dollar Stores, Inc. (the "Company") increased the number of members of the Board by one and thereafter, appointed Dale C. Pond to fill the resulting vacancy on the Board, effective immediately. The Board considers Mr. Pond to be an independent director under applicable Securities and Exchange Commission and New York Stock Exchange requirements. On April 12, 2006, the Company also issued a press release regarding Mr. Pond's appointment to the Board, a copy of which is attached hereto as Exhibit 99 and incorporated herein by reference.

     As set forth in the shareholder approved Family Dollar 2000 Outside Directors Plan (the "Outside Directors Plan"), as a non-management member of the Company's Board, Mr. Pond will receive a retainer in the form of shares of the Company's common stock having a fair market value of $20,000, subject to a pro-rata reduction to reflect the portion of the Plan Year (as defined in the Outside Directors Plan) prior to the date which Mr. Pond was elected to the Board. Mr. Pond will also receive a fee of $3,500 for each meeting of the Board that he attends and a fee of $750 for each meeting of the Board committees that he attends, upon his appointment to such committee. Board members are also reimbursed for travel and related expenses incurred in attending meetings of the Board or when otherwise engaged in Board business. There is no arrangement or understanding between Mr. Pond and any other person pursuant to which Mr. Pond was selected as a director. Mr. Pond has no direct or indirect material interest in any prior, existing or proposed transaction, or series of transactions with the Company, or any of its subsidiaries or management.

     The Board also approved changes in the Committees of the Board and the appointment of Mr. Pond to Board Committees. As a result of such changes, the Board Committees currently consist of the following members: Audit Committee - Glenn A. Eisenberg (Chair), Edward C. Dolby and Dale C. Pond; Compensation Committee - James G. Martin (Chair), Sharon Allred Decker, Edward C. Dolby and Dale C. Pond; Nominating/Corporate Governance Committee - Mark R. Bernstein (Chair), Sharon Allred Decker and James G. Martin; and Equity Award Committee - Howard R. Levine.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits
     --------

99 - News Release dated April 12, 2006


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FAMILY DOLLAR STORES, INC.
                                  ----------------------------------------------
                                                  (Registrant)



Date:   April 12, 2006            By: /s/ Janet G.  Kelley
                                      ------------------------------------------
                                      Janet G. Kelley
                                      Senior Vice President-General Counsel



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Exhibit Index
-------------

       Exhibit No.            Document Description
       -----------            --------------------
            99                News Release dated April 12, 2006




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